UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2024

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 19, 2024, Kidpik Corp. (“Kidpik” or the “Company”) issued a press release regarding its financial results for the quarter ended June 29, 2024. A copy of the press release, which includes a summary of such financial results is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information contained in this Current Report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release of Kidpik Corp., dated August 19, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Furnished herewith.

Non-Active Hyperlinks

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K and the press release attached, regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). These include, but are not limited to, statements regarding the anticipated completion, timing and effects of the proposed merger (the “Merger”) contemplated by that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) entered into between the Company, Nina Footwear Corp., a Delaware corporation (“Nina Footwear”), and Kidpik Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Kidpik (“Merger Sub”), projections and estimates of Kidpik’s corporate strategies, future operations and plans, including the costs thereof; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Kidpik and Nina Footwear undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, the outcome of any legal proceedings that may be instituted against Nina Footwear or Kidpik following the announcement of the Merger; the inability to complete the Merger, including due to the failure to obtain approval of the stockholders of Kidpik or Nina Footwear; delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the Merger, if any; the inability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and successfully execute on its business plan; costs related to the Merger; changes in the applicable laws or regulations; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; timing to complete the Merger; the combined company’s ability to manage future growth; the combined company’s ability to raise funding; the complexity of numerous regulatory and legal requirements that the combined company needs to comply with to operate its business; the reliance on the combined company’s management; the prior experience and successes of the combined company’s management team are not indicative of any future success; Kidpik’s and the combined company’s ability to meet Nasdaq’s continued listing requirements; Kidpik and the combined company’s ability to maintain the listing of their common stock on Nasdaq, including as a result of the Company’s non-compliance with Nasdaq’s continued listing rules; the ability to obtain additional funding, the terms of such funding and potential dilution caused thereby; dilution caused by the conversion of convertible debentures; the continuing effect of changing interest rates and inflation on Kidpik’s and the combined company’s operations, sales, and market for their products; deterioration of the global economic environment; rising interest rates and inflation and Kidpik’s and the combined company’s ability to control costs, including employee wages and benefits and other operating expenses; Kidpik’s decision to cease manufacturing new products; Kidpik’s history of losses; Kidpik’s and the combined company’s ability to maintain current members and customers and grow members and customers; risks associated with the effect of global pandemics, and governmental responses thereto on Kidpik’s and the combined company’s operations, those of Kidpik’s and the combined company’s vendors, Kidpik’s and the combined company’s customers and members and the economy in general; risks associated with Kidpik’s and the combined company’s supply chain and third-party service providers, interruptions in the supply of raw materials and merchandise; increased costs of raw materials, products and shipping costs due to inflation; disruptions at Kidpik’s and the combined company’s warehouse facility and/or of their data or information services, Kidpik’s and the combined company’s ability to locate warehouse and distribution facilities and the lease terms of any such facilities; issues affecting our shipping providers; disruptions to the internet; risks that effect our ability to successfully market Kidpik’s and the combined company’s products to key demographics; the effect of data security breaches, malicious code and/or hackers; increased competition and our ability to maintain and strengthen Kidpik’s and the combined company’s brand name; changes in consumer tastes and preferences and changing fashion trends; material changes and/or terminations of Kidpik’s and the combined company’s relationships with key vendors; significant product returns from customers, excess inventory and Kidpik’s and the combined company’s ability to manage our inventory; the effect of trade restrictions and tariffs, increased costs associated therewith and/or decreased availability of products; Kidpik’s and the combined company’s ability to innovate, expand their offerings and compete against competitors which may have greater resources; the fact that Kidpik’s Chief Executive Officer has majority voting control over Kidpik and will have majority control over the combined company; if the use of “cookie” tracking technologies is further restricted, regulated, or blocked, or if changes in technology cause cookies to become less reliable or acceptable as a means of tracking consumer behavior; Kidpik’s and the combined company’s ability to comply with the covenants of future loan and lending agreements and covenants; Kidpik’s and the combined company’s ability to prevent credit card and payment fraud; the risk of unauthorized access to confidential information; Kidpik’s and the combined company’s ability to protect intellectual property and trade secrets, claims from third-parties that Kidpik and/or the combined company have violated their intellectual property or trade secrets and potential lawsuits in connection therewith; Kidpik’s and the combined company’s ability to comply with changing regulations and laws, penalties associated with any non-compliance (inadvertent or otherwise), the effect of new laws or regulations, and Kidpik’s and the combined company’s ability to comply with such new laws or regulations; changes in tax rates; Kidpik’s and the combined company’s reliance and retention of management; the outcome of future lawsuits, litigation, regulatory matters or claims; the fact that Kidpik and the combined company have a limited operating history; the effect of future acquisitions on Kidpik’s and the combined company’s operations and expenses; and others that are included from time to time in filings made by Kidpik with the Securities and Exchange Commission, many of which are beyond the control of Kidpik and the combined company, including, but not limited to, in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in Kidpik’s Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the Securities and Exchange Commission, including, but not limited to its Annual Report on Form 10-K for the year ended December 30, 2023 and its Quarterly Report on Form 10-Q for the quarter ended June 29, 2024. These reports are available at www.sec.gov and on Kidpik’s website at https://investor.kidpik.com/sec-filings. Kidpik cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to Kidpik or any person acting on behalf of Kidpik are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Kidpik’s and the combined company’s future results and/or could cause their actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K and the attached press release are made only as of the date hereof. Kidpik cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Except as required by law, neither Nina Footwear nor Kidpik undertakes any obligation to update publicly any forward-looking statements for any reason after the date of this Current Report on Form 8-K and the attached press release to conform these statements to actual results or to changes in their expectations. If they update one or more forward-looking statements, no inference should be drawn that they will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Merger, Kidpik intends to file a proxy statement with the Securities and Exchange Commission (the “Proxy Statement”), that will be distributed to holders of Kidpik’s common stock in connection with its solicitation of proxies for the vote by Kidpik’s stockholders with respect to the proposed Merger and other matters as may be described in the Proxy Statement. The Proxy Statement, when it is filed and mailed to stockholders, will contain important information about the proposed Merger and the other matters to be voted upon at a meeting of Kidpik’s stockholders to be held to approve the proposed Merger and other matters (the “Merger Meeting”). Kidpik may also file other documents with the SEC regarding the proposed Merger. Kidpik stockholders and other interested persons are advised to read, when available, the Proxy Statement, as well as any amendments or supplements thereto, because they will contain important information about the proposed Merger. When available, the definitive Proxy Statement will be mailed to Kidpik stockholders as of a record date to be established for voting on the proposed Merger and the other matters to be voted upon at the Merger Meeting.

Kidpik’s stockholders may obtain copies of the aforementioned documents and other documents filed by Kidpik with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov, on Kidpik’s website at https://investor.kidpik.com/sec-filings or, alternatively, by directing a request by mail, email or telephone to Kidpik at 200 Park Avenue South, 3rd Floor, New York, New York 10003; ir@kidpik.com; or (212) 399-2323, respectively.

Participants in the Solicitation

Kidpik, Nina Footwear, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Kidpik’s stockholders with respect to the proposed Merger. Information regarding the persons who may be deemed participants in the solicitation of proxies from Kidpik’s stockholders in connection with the proposed Merger will be contained in the Proxy Statement relating to the proposed Merger, when available, which will be filed with the SEC. Additionally, information about Kidpik’s directors and executive officers and their ownership of Kidpik is available in Kidpik’s Annual Report on Form 10-K/A (Amendment No. 1), as filed with the Securities and Exchange Commission on April 29, 2024 (the “Amended Form 10-K”) . To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information contained in the Amended Form 10-K, such information has been or will be reflected on Kidpik’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Merger Agreement when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Kidpik using the sources indicated above.

Non-Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger Agreement and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2024

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer